SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Event: November 26, 1997
                        Date of Report: December 1, 1997

                             PLM INTERNATIONAL, INC.
              (Exact name of registrant as specified in its charter

                                    Delaware
                         (State or other jurisdiction of
                         incorporation or organization)

      1-9670                                    94-3041257
(Commission File Number)           (I.R.S. Employer Identification Number)


One Market
Steuart Street Tower, Suite 800
San Francisco, California                                     94105-1301
(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code:  (415) 974-1399



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ITEM 5.  Other Events

On November 26, 1997, an amendment (The "Amendment") to Article FOURTH of PLM International, Inc.'s (the "Company") Certificate of Incorporation was approved by a majority of the outstanding shares of the Company's Common Stock. On the same date the Amendment was filed with the Delaware Secretary of State, which date is the effective date of the Amendment. A copy of the Amendment is attached as an exhibit to this form.

Attachment:

Exhibit 1: Amendment to Article FOURTH of PLM International, Inc.'s Certificate of Incorporation


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                                    EXHIBIT 1

                            CERTIFICATE OF AMENDMENT

                                     TO THE

                          CERTIFICATE OF INCORPORATION

                                       OF

                             PLM INTERNATIONAL, INC.





                     Pursuant to Section 242 of the General
                    Corporation Law of the State of Delaware



         PLM International, Inc., a Delaware corporation (the "Company"), does hereby certify as follows:

         FIRST: Article FOURTH of the Certificate of Incorporation of the Company is hereby amended by adding as Section VII to said Article FOURTH the following provisions:

                  VII. At 6:00 p.m. (Eastern Time) on the effective date of the amendment adding this Section VII to Article FOURTH (the "Effective Date"), each share of Common Stock held of record as of 6:00 p.m. (Eastern Time) on the Effective Date shall be automatically reclassified and converted, without further action on the part of the holder thereof, into one-two hundredth (1/200) of one share of Common Stock. No fractional share of Common Stock shall be issued to any Fractional Holder (as defined below) upon such reclassification and conversion. Except as set forth in the immediately following sentence, from and after 6:00 p.m. on the Effective Date, each Fractional Holder shall have no further interest as a stockholder in respect of any such fractional share and, in lieu of receiving such fractional share, shall be entitled to receive, upon surrender of the certificate or certificates representing such fractional share, the cash value of such fractional share based on the average daily closing price per share of the Common Stock on the American Stock Exchange for the 10 trading days immediately preceding the Effective Date, without interest. Appraisal rights under Section 262 of the GCL shall be available for each such fractional share of a Fractional Holder who has complied with the provisions of said Section 262. As used herein, the term "Fractional Holder" shall mean a holder of record of less than 200 shares of Common Stock as of 6:00 p.m. (Eastern Time) on the Effective Date, who would be entitled to less than one whole share of Common Stock in respect of such shares as a result of the reclassification and conversation provided for herein.

                  At 7:00 p.m. (Eastern Time) on the Effective Date, each share of Common Stock and any fraction thereof (excluding any interest in the Company held by a Fractional Holder converted into cash pursuant to the immediately preceding paragraph) held by a holder of record of one or more shares of Common Stock as of 7:00 p.m. (Eastern Time) on the Effective Date shall be automatically reclassified and converted, without further action on the part of the holder thereof, into multiple shares of Common Stock on the basis of 200 shares of Common Stock for each share of Common Stock then held.

         SECOND:  The foregoing  amendment  was duly adopted in accordance  with
Section 242 of the General Corporation Law of the State of Delaware.

         IN WITNESS WHEREOF, the Company has caused this Certificate of Amendment to be duly executed in its corporate name this 26th day of November 1997.

PLM INTERNATIONAL, INC.

By:      /s/ Robert N. Tidball
         ------------------------
         Robert N. Tidball
         President



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed in its behalf by the undersigned hereunto duly authorized.

                                  PLM INTERNATIONAL, INC.
                                  (Registrant)

DATE:  December 1, 1997

                                  By:      /s/ Susan C. Santo
                                           -------------------------------
                                           Susan C. Santo
                                           Vice President, Secretary and
                                           and General Counsel